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                                                                     EXHIBIT 4.1

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  Number                                                              Shares
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    Common Stock                                             Common Stock

                                 NETZEE, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

                                                              CUSIP  64122W 10 8

This Certifies that


                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

NETZEE, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

        This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Richard S. Eiswirth, Jr.    [CORPORATE SEAL          /s/ C. Michael Bowers
     SECRETARY               OF NETZEE APPEARS HERE]             PRESIDENT


COUNTERSIGNED AND REGISTERED:
SUNTRUST BANK, ATLANTA

BY           TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE



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                                 Netzee, Inc.

     The Corporation will furnish without charge to each shareholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof that the Corporation is authorized to be issued and of the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in its entirety according to applicable laws or regulations:

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
     TEN COM - as tenants in common                     UNIF GIFT MIN ACT-......................as Custodian for
     TEN ENT - as tenants by the entireties                               ......................................
     JT TEN  - as joint tenants with right                                               (Minor)
               of survivorship and not as tenants                         under Uniform Gifts to Minors Act of
               in common                                                  ......................................
                                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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|                                    |
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                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                                                        Shares
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of the common stock represented by this Certificate, and do hereby irrevocably constitute and appoint

                                                                                                      Attorney
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to transfer such stock on the books of the Corporation with full power of substitution in the premises.

Dated
      -------------------------------------




                                           -------------------------------------------------------------------
                                           THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                  NOTICE   AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


                Signature(s) Guaranteed:
                                           -------------------------------------------------------------------
                                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                                           INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK
                                           TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING
                                           IN A MEDALLION PROGRAM.






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          AMERICAN BANK NOTE COMPANY                  PRODUCTION COORDINATOR: LISA MARTIN: 215-830-2155
             680 BLAIR MILL ROAD                                   PROOF OF NOVEMBER 1, 1999
              HORSHAM, PA 19044                                          NETZEE, INC.
             (215) 657-3480                                              H 64039back
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      SALES:   A. HOBBS:  404-525-1455                   OPERATOR:                                hj
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      HOME 11/NEW LIVE JOBS/Netzee 64039                                    NEW
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